UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 25, 2004 (August 13, 2004)

Conexant Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-24923 (Commission File Number)	25-1799439 (I.R.S. Employer Identification No.)

100 Schulz Drive
Red Bank, New Jersey 07701
(Address of principal executive offices) (Zip code)

(732) 345-7500
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.

     (a)   The following unaudited pro forma financial information of Conexant Systems, Inc. is included at pages F-1 through F-5 of this report:

(i)	Introductory note;

(ii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended June 30, 2004;

(iii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the twelve months ended September 30, 2003; and

(iv)	Notes to Unaudited Pro Forma Condensed Combined Financial Information.

     (b)   On August 13, 2004, the Registrant issued a press release announcing workforce reductions. The press release is filed herewith as Exhibit 99 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (c)   Exhibits.

99	Press Release of the Registrant dated August 13, 2004.

2

UNAUDITED PRO FORMA CONDENSED
COMBINED FINANCIAL INFORMATION

     The Unaudited Pro Forma Condensed Combined Financial Information and explanatory notes of Conexant Systems, Inc. (“Conexant”) set forth below give effect to the merger on February 27, 2004 with GlobespanVirata, Inc. (“GlobespanVirata”) and the acquisition on August 28, 2003 of the WLAN products group of Intersil Corporation (the “WLAN products group”) by GlobespanVirata. The merger was accounted for as a purchase business combination as defined in Statement of Financial Accounting Standards No. 141. For accounting purposes, Conexant is the acquiring enterprise in the merger since at the effective time of the merger, current Conexant stockholders owned more than a majority of the shares of Conexant on a fully diluted basis.

     The Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended June 30, 2004 and the twelve months ended September 30, 2003 give effect to the merger and the acquisition of the WLAN products group as if they had occurred on October 1, 2002.

     In the merger, each share of GlobespanVirata common stock was exchanged for 1.198 shares of Conexant common stock. The fair value of the Conexant common stock issued was allocated to the GlobespanVirata assets acquired and liabilities assumed based on their estimated fair values. The excess of the fair value of the consideration paid over the net tangible assets acquired has been allocated by Conexant management to identifiable intangible assets, in-process research and development and goodwill. The Unaudited Pro Forma Condensed Combined Financial Information does not give effect to any synergies that may be realized as a result of the merger and does not include any adjustments related to any one-time charges that resulted from the merger.

     The WLAN products group pro forma adjustments and purchase price allocation as of August 28, 2003 are based upon GlobespanVirata management’s estimates of the values of the tangible and intangible assets and liabilities acquired. In connection with the merger, these amounts and allocations were revalued.

     The Unaudited Pro Forma Condensed Combined Financial Information is provided for informational purposes only and does not purport to present the combined results of operations of Conexant, GlobespanVirata and the WLAN products group had the merger and the WLAN products group acquisition occurred on the dates specified, nor is it necessarily indicative of the results of operations that may be expected in the future.

CONEXANT SYSTEMS, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
NINE MONTHS ENDED JUNE 30, 2004

			Merger
	Historical	Historical	Pro Forma		Combined
	Conexant(a)	GlobespanVirata(a)	Adjustments		Pro Forma
	(in thousands, except per share amounts)

Net revenues	$688,731	$186,776	$—		$875,507
Cost of goods sold	395,448	110,676	—		506,124

Gross margin	293,283	76,100	—		369,383
Operating expenses:
Research and development	167,205	60,258	981	(i)	228,444
Selling, general and administrative	89,782	23,339	327	(i)	113,448
Amortization of intangibles	12,564	23,767	(23,767	)(h)	23,780
			11,216	(h)
In-process research and development	160,818	—	(160,818	)(f)	—
Special charges	14,413	28,579	(26,649	)(g)	16,343

Total operating expenses	444,782	135,943	(198,710)		382,015

Operating income (loss)	(151,499)	(59,843)	198,710		(12,632)
Other income (expense), net	(21,291)	(1,095)	—		(22,386)

Income (loss) before provision for income taxes	(172,790)	(60,938)	198,710		(35,018)
Provision for income taxes	1,368	417	—	(j)	1,785

Income (loss) from continuing operations	$(174,158)	$(61,355)	$198,710		$(36,803)

Basic and diluted loss per share from continuing operations	$(0.48)				$(0.08)

Number of shares used in per share computation:
Basic and diluted	363,654				460,875 (k)

See Notes to Unaudited Pro Forma Condensed Combined Financial Information

CONEXANT SYSTEMS, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
TWELVE MONTHS ENDED SEPTEMBER 30, 2003

	Historical Conexant(a)	Historical Globespan Virata(a)	Historical WLAN Products Group(a)	WLAN Products Group Pro Forma Adjustments		Merger Pro Forma Adjustments		Combined Pro Forma
	(in thousands, except per share data)

Net revenues	$599,977	$292,977	$174,957	$—		$—		$1,067,911
Cost of goods sold	338,161	153,998	118,266	—		—		610,425

Gross margin	261,816	138,979	56,691	—		—		457,486
Operating expenses:
Research and development	159,354	106,026	58,313	—		(781	)(i)	322,912
Selling, general and administrative	93,426	42,189	42,364	—		59	(i)	178,038
Amortization of intangibles	3,437	23,181	2,256	(2,256	)(b)	(23,181	)(h)	31,209
				35,391	(b)	(35,391	)(h)
						27,772	(h)
In-process research and development	—	26,000	—	(26,000	)(c)	—	(f)	—
Special charges	18,379	19,328	56	—		—		37,763

Total operating expenses	274,596	216,724	102,989	7,135		(31,522)		569,922

Operating loss	(12,780)	(77,745)	(46,298)	(7,135)		31,522		(112,436)
Other income (expense), net	36,213	2,489	(10,000)	(4,583	)(d)	—		24,119

Income (loss) before (benefit) provision for income taxes	23,433	(75,256)	(56,298)	(11,718)		31,522		(88,317)
(Benefit) provision for income taxes	(129)	(195)	(7,625)	7,825	(e)	—	(j)	(124)

Income (loss) from continuing operations	$23,562	$(75,061)	$(48,673)	$(19,543)		$31,522		$(88,193)

Basic income (loss) per share from continuing operations	$0.09							$(0.20)

Diluted income (loss) per share from continuing operations	$0.09							$(0.20	)(l)

Number of shares used in per share computation :
Basic	268,586							449,139	(m)

Diluted	275,230							449,139	(m),(l)

See Notes to Unaudited Pro Forma Condensed Combined Financial Information

NOTES TO UNAUDITED PRO FORMA CONDENSED
COMBINED FINANCIAL INFORMATION
(in thousands, except per share data)

     (a) Conexant reports its financial information on the basis of a September 30 fiscal year. GlobespanVirata reported its financial information on the basis of a December 31 fiscal year. The Unaudited Pro Forma Condensed Combined Statement of Operations for the twelve months ended September 30, 2003 includes Conexant’s historical results of operations for the fiscal year ended September 30, 2003, GlobespanVirata’s historical results of operations for the twelve month period ended September 30, 2003 (including the WLAN products group from August 29, 2003) and the WLAN products group’s results of operations for the period from October 1, 2002 to August 28, 2003, the date of acquisition by GlobespanVirata. The Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended June 30, 2004 includes Conexant’s historical results of operations for the nine months ended June 30, 2004 (including GlobespanVirata from February 28, 2004) and GlobespanVirata’s historical results of operations for the period from October 1, 2003 to February 27, 2004. Conexant’s 2003 fiscal year ended on October 3, 2003 and GlobespanVirata’s third fiscal quarter ended on September 28, 2003. For convenience, both period end dates are being presented as September 30, 2003. Conexant’s 2004 third fiscal quarter ended on July 2, 2004. For convenience, the period end date is being presented as June 30, 2004.

WLAN Products Group Adjustments

     GlobespanVirata completed the acquisition of the WLAN products group on August 28, 2003. The information in Notes (b) through (e) below is presented for informational purposes in understanding the impact of that acquisition. The amounts recorded by GlobespanVirata in its purchase accounting effective August 28, 2003 were revalued in connection with the merger.

     (b) Reflects the elimination of amortization of intangible assets which were recorded by the WLAN products group in conjunction with their acquisitions, and includes the amortization of intangible assets recorded as a result of the purchase price allocation. The purchase price was allocated to tangible net assets, identifiable intangible assets, in-process research and development and goodwill, all of which were revalued in connection with the merger.

     (c) Reflects the elimination of the charge for in-process research and development, which was generated as a result of the WLAN products group acquisition and reflected in the twelve month period ended September 30, 2003 of GlobespanVirata.

     (d) Reflects the decrease in interest income resulting from the use of $250,000 cash to consummate the WLAN products group acquisition. A 2.0% interest rate was used to determine the reduction in interest income. This rate approximates the average rate of return on cash and investments of GlobespanVirata. A change in the interest rate of 0.125% would result in a change in interest income of approximately $300 for the twelve months ended September 30, 2003 for pro forma purposes.

     (e) Reflects an adjustment of income taxes to eliminate the income tax benefit recorded by the WLAN products group for the twelve months ended September 30, 2003 and to reflect a $200 tax provision for international operations of the WLAN products group for the twelve months ended September 30, 2003. No tax benefit associated with the WLAN products group’s net operating losses has been recorded for the twelve months ended September 30, 2003.

Merger Adjustments

     (f) Reflects the elimination of the charge for in-process research and development which was generated in the merger and reflected in the nine months ended June 30, 2004 of Conexant. Due to the nature of non-recurring charges and the rules governing pro forma financial information, the charge for purchased in-process research and development is excluded from the Unaudited Pro Forma Condensed Combined Statement of Operations.

     (g) Reflects the elimination of $25,639 in transaction costs incurred by GlobespanVirata related to the merger and $1,010 in non-cash compensation incurred by GlobespanVirata in special charges in its pre-merger historical results of operations. These costs are non-recurring.

     (h) Reflects the elimination of all amortization of intangibles recorded by GlobespanVirata ($23,181 for the twelve months ended September 30, 2003 and $23,767 for the nine months ended June 30, 2004) and the pro forma adjustment for amortization of intangibles as part of the WLAN products group acquisition ($35,391 for the twelve months ended September 30, 2003). All the related intangibles were revalued in connection with the merger.

     The addition to amortization of intangibles ($27,772 for the twelve months ended September 30, 2003 and $11,216 for the nine months ended June 30, 2004) reflects the amortization of identifiable intangible assets in the merger over a 2 to 5 year period.

     (i) Reflects the elimination of historical amortization of unearned compensation associated with unvested stock options recorded by GlobespanVirata ($12,625 for the twelve months ended September 30, 2003 and $4,510 for the nine months ended June 30, 2004) and recording amortization of unearned compensation related to unvested stock options held by GlobespanVirata employees at the time of the closing of the merger ($11,903 for the twelve months ended September 30, 2003 and $4,808 for the nine months ended June 30, 2004) as if they had been outstanding since October 1, 2002 (assuming a remaining service period of 2.6 years). The allocation of the amortization of unearned compensation to research and development expense (a net decrease of $781 for the twelve months ended September 30, 2003 and a net increase of $981 for the nine months ended June 30, 2004) and selling, general and administrative expense (a net increase of $59 for the twelve months ended September 30, 2003 and a net increase of $327 for the nine months ended June 30, 2004) is representative of the historical GlobespanVirata employee distribution.

     (j) Conexant recorded deferred tax liabilities related to the amortization of identifiable intangibles and certain other items that arose in connection with the merger, and also made a corresponding reduction to its valuation allowance to the extent that the deferred tax liabilities were recorded. Accordingly, there is no pro forma income tax adjustment in the merger.

     In addition, Conexant recorded deferred tax assets or liabilities for the differences in book and tax bases of acquired assets and liabilities including, most significantly, net operating loss carryforwards. As it is not more likely than not that Conexant will realize a benefit related to the net deferred tax assets, Conexant did not allocate any consideration to the deferred tax assets acquired. To the extent that Conexant records a net deferred tax asset or liability with respect to the book/tax basis differentials that existed at the time of the acquisition or for the identifiable intangibles or other items that arose in connection with the acquisition, the amounts were recorded as an adjustment to goodwill.

     (k) Represents the weighted-average number of shares outstanding for the nine months ended June 30, 2004 after the issuance of 180,553 shares of Conexant common stock in the merger, less 83,332 shares representing the portion of the same merger shares already included in the historical weighted-average shares outstanding.

     (l) Pro forma diluted loss per share from continuing operations for the twelve months ended September 30, 2003 does not include the effect of potentially dilutive options, warrants or convertible debt securities as such securities are antidilutive.

     (m) Represents the weighted-average number of shares outstanding for the twelve months ended September 30, 2003 after the issuance of 180,553 shares of Conexant common stock in the merger in exchange for outstanding shares of GlobespanVirata common stock.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONEXANT SYSTEMS, INC. (Registrant)
By:	/s/ Dennis E. O’Reilly
Dennis E. O’Reilly
Senior Vice President, Chief Legal Officer and Secretary

Date: August 25, 2004

EXHIBIT INDEX

Exhibit
Number	Description
99	Press Release of the Registrant dated August 13, 2004.